UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): March 6, 2026
T STAMP INC.
(Exact name of registrant as specified in its charter)

Delaware	001-41252	81-3777260
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
3017 Bolling Way NE, Floor 2, Atlanta, Georgia 30305
(Address of principal executive offices, including zip code)
Registrant’s telephone number, including area code: (404) 806-9906
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.01 par value per share	IDAI	The NASDAQ Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.
Share Purchase Agreement

On March 9, 2026, Trust Stamp Malta Limited, a wholly-owned subsidiary of T Stamp Inc. (the “Company”), entered into a Share Purchase Agreement (the “SPA”) with CyberFish CyberPsychology Solutions Ltd, a private company incorporated in England and Wales (“CyberFish”). Pursuant to the SPA, Trust Stamp Malta Limited agreed to subscribe for fifty percent (50%) of the authorized share capital of CyberFish in exchange for £190,000 (the “Total Consideration”), consisting of (i) a cash payment of €30,000 payable to Malta Enterprise on behalf of CyberFish and (ii) a cash payment of £30,000 payable to CyberFish (together, the “Cash Consideration”) and (iii) non-cash consideration with an agreed value equal to the remaining balance of the Total Consideration following deduction of the Cash Consideration, comprising the provision of software development, engineering, and related technical services by Trust Stamp Malta Limited and/or other Company group entities. Malta Enterprise is a Maltese national development agency that previously provided CyberFish a start-up loan, which is partly being repaid as part of this transaction.

On March 9, 2026, the SPA closed, and Trust Stamp Malta Limited acquired 50% of CyberFish in exchange for the consideration described above. The non-cash consideration became effective as of the closing date and was not a condition to the closing of the SPA.

Berta Pappenheim, a member of the Company’s Board of Directors, is the CEO, co-founder, and a director of CyberFish – and prior to the closing of the SPA, she owned 100% of CyberFish.

The foregoing description of the SPA is intended to be a summary, and is qualified by reference to the full text of the SPA filed as Exhibit 10.1 to this Current Report on Form 8-K.

Shareholders Agreement

Also on the March 9, 2026, in connection with the closing of the SPA, and to govern the parties’ ongoing relationship as shareholders of CyberFish, Trust Stamp Malta Limited entered into a Shareholders Agreement (the “Shareholders Agreement”) with (i) Berta Pappenheim and (ii) CyberFish. The Shareholders Agreement contains provisions governing, among other things, the governance and management of CyberFish, board composition and voting, shareholder consent matters, information and reporting rights, financing expectations, and transfer restrictions with respect shares of CyberFish.

The foregoing description of the Shareholders Agreement, filed as Exhibit 10.2 is intended to be a summary, and is qualified by reference to the full text of the SPA, filed as Exhibit 10.1 to this Current Report on Form 8-K.

Consulting Agreement

Also on March 9, 2026, Trust Stamp Malta Limited entered into a Consulting Agreement (the “Consulting Agreement”) with CyberFish. Under the Consulting Agreement, CyberFish agreed to provide consulting services relating to market development in the United Kingdom, including market entry and expansion strategy, business development, partnership identification, and related services. CyberFish designated Berta Pappenheim as key personnel to perform the services on its behalf. The Consulting Agreement contemplates that the services will be performed for an average of three (3) days per week over a rolling six-week period. In consideration for the services, Trust Stamp Malta Limited will pay CyberFish fees of £65,000 per year, payable in twelve equal monthly installments. Either party may terminate the Consulting Agreement upon 30 days’ prior written notice, and Trust Stamp Malta Limited may terminate the Consulting Agreement immediately upon certain events, including material breach, breach of confidentiality, certain legal or compliance impediments, or misconduct or gross negligence, in each case as provided in the Consulting Agreement. The Consulting Agreement includes customary confidentiality provisions and provides that intellectual property created pursuant to or in connection with the services will vest exclusively in Trust Stamp Malta Limited, subject to the terms of the Consulting Agreement.

The foregoing description of the Consulting Agreement is intended to be a summary, and is qualified by reference to the full text of the Consulting Agreement filed as Exhibit 10.3 to this Current Report on Form 8-K.

Item 2.01 Completion of Acquisition or Disposition of Assets.

The information set forth in Item 1.01 of this Current Report on Form 8-K with respect to the acquisition by Trust Stamp Malta Limited of fifty percent (50%) of the authorized share capital of CyberFish is incorporated by reference herein.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On March 6, 2026, the Board of Directors accepted the resignation of Andrew Scott Francis as a Director of the Company as part of a unanimous written consent by the Board of Directors, including Mr. Francis. Mr. Francis will continue to serve in his position as Chief Technology Officer of the Company, as well as continue to attend meetings of the Board of Directors in a non-voting ex officio advisor capacity.

Concurrently, on March 6, 2026, the Board of Directors of the Company, after receiving a recommendation from the Nomination and Corporate Governance Committee, elected David Curmi to the Company’s Board of Directors as a “Class III” member. Mr. Curmi will also serve as a member of the Compensation Committee of the Board of Directors.

The Company intends to provide Mr. Curmi a remuneration package consistent with of other non-executive directors of the Company’s Board – however, as of the date of this report, Mr. Curmi has not entered into any formal agreement with the Company related to his compensation.

Item 7.01 Regulation FD Disclosure

On March 10, 2026, the Company issued a press release announcing the February 27, 2026 acquisition of Lexverify Ltd. (previously reported in the Company’s Current Report on Form 8-K filed with the SEC on March 6, 2026) and CyberFish. A copy of that press release is being furnished herewith as Exhibit 99.1.

The information in this Item 7.01 (including Exhibit 99.1) is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference into any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such filing.

Cautionary Statement Regarding Forward-Looking Statements

This Form 8-K contains forward-looking statements within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements include, but are not limited to, statements that express the Company’s intentions, beliefs, expectations, strategies, predictions or any other statements related to the Company’s future activities, or future events or conditions, which can be identified by terminology such as “may,” “will,” “expects,” “anticipates,” “aims,” “potential,” “future,” “intends,” “plans,” “believes,” “estimates,” “continue,” “likely to” and other similar expressions intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. These statements are not historical facts and are based on current expectations, estimates and projections about the Company’s business based, in part, on assumptions made by its management, including, without limitation, the intended use of proceeds upon consummation of the Offering. These statements are not guarantees of future performance and involve risks, uncertainties and assumptions that are difficult to predict, many of which are beyond the Company’s control, including, among other things, the Company’s ability to maintain its listing of Class A Common Stock on the Nasdaq Capital Market, and those risks that may be included in the periodic reports and other filings that the Company files from time to time with the SEC, which may cause the Company’s actual results, performance and achievements to differ materially from those contained in any forward-looking statement. Any forward-looking statements speak only as of the date on which they are made, and the Company undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date of this Form 8-K, except as required by applicable law.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits
The following exhibits are filed or furnished with this Current Report on Form 8-K:

Exhibit No.	Description
10.1	Share Purchase Agreement, dated March 9, 2026, by and between Trust Stamp Malta Limited and CyberFish CyberPsychology Solutions Ltd.

10.2+	Shareholders Agreement, dated March 9, 2026, by and among Berta Pappenheim, Trust Stamp Malta Limited, and The CyberFish CyberPsychology Ltd.
10.3+	Consulting Agreement, dated March 9, 2026, by and between Trust Stamp Malta Limited and The CyberFish CyberPsychology Ltd.
99.1	Press Release of the registrant issued March 10, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)
+	Pursuant to Item 601(a)(5) of Regulation S-K, certain schedules have been omitted from this document, and will be furnished on a supplemental basis to the Securities and Exchange Commission upon request.
SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

T STAMP INC.

By:	/s/ Gareth Genner
Name: Gareth Genner
Title: Chief Executive Officer
Dated: March 12, 2026